                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 24, 2004


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-12202               93-1120873
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                                [NOT APPLICABLE]
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Pipeline Company press release, dated August 24, 2004, regarding the recent commitments for Northern Border Pipeline's transportation capacity available on its system on November 1, 2004.

         The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1 Northern Border Pipeline Company press release dated August 24, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTHERN BORDER PARTNERS, L.P.

Date:  August 24, 2004                     /s/  Jerry L. Peters
                                           -------------------------------------
                                           Name:  Jerry L. Peters
                                           Title: Chief Financial and Accounting
                                                  Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
 99.1     --    Northern Border Pipeline Company Press Release dated August 24,
                2004.